UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08021

Azzad Funds

(Exact name of registrant as specified in charter)

3130 Fairview Park Drive, Suite 130

Falls Church, VA 22042

(Address of principal executive offices)

(Zip code)

Bashar Qasem

3130 Fairview Park Drive

Suite 130

Falls Church, VA 22042

(Name and address of agent for service)

With copies to:

Zuhair Nubani

Nubani & Associates

2 North LaSalle

Suite 1802

Chicago, IL 60602

Registrant's telephone number, including area code: (703) 207-7005

Date of fiscal year end: June 30

Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

JUNE 30, 2004

AZZAD FUNDS

8869 Brecksville RD •  Suite C  •  Brecksville, Ohio 44141 • USA

888-350-3369 or 440-922-0066

•  Fax: 440-922-0110  •  www.azzadfund.com

Azzad Asset Management, Inc. • Advisor to the Azzad Funds • Distributed by Lloyd, Scott & Valenti, Ltd.

Azzad Ethical Income Fund

During the twelve months ended June 30, 2004, the Azzad Ethical Income Fund returned 12.42%.  The fund’s performance was led by its holdings in the Industrials, Consumer Staples, and Energy sectors (up 35.83%, 32.31%, and 28.69% respectively).

As the economic recovery began to cool off and energy prices soared, investors sought a more defensive stance in their equity portfolios.  In the Industrials sector, the fund’s performance was led by 3M Company, which returned 42.07% over the last twelve months.  CVS Corporation and Avon Products led the Consumer Staples stocks in the fund with returns of 51.02% and 50.44% respectively as the market rewarded companies whose products were less-cyclical in nature.  The Energy stocks held by the fund included Chevrontexaco (up 35.14%), Apache Corporation (up 31.56%), and ExxonMobil Corporation (up 26.96%), which all benefited from the dramatic increase in oil prices over the last twelve months.

Near Term Outlook

Copyright © 2004 by Wright Investors’ Service

As the second half of 2004 gets under way, the outlook for corporate profits continues to be a positive in assessing the stock market’s prospects. Since the beginning of the year, the S&P 500 has risen just 2.6% in price, while over the same period, 12-month forward earnings estimates for its component stocks have increased more than 10%. While its current P/E multiple of roughly 16.5 can’t be considered cheap, the S&P 500’s lower valuation does at least make more allowance for the possibility of negative surprises in the current risky economic environment.

The course of inflation may be the central issue facing investors in the second half of 2004. Should higher inflation be a more stubborn problem than the markets currently anticipate, investors will probably give short shrift to strong earnings and other evidence of fundamental economic improvement. Instead, they will, with good reason, be looking forward to higher interest rates and the prospect of Fed tightening to the point of bringing the recovery to a halt. (With the Fed funds rate at 1.25%, we are still in a period of “easy money”; by most reckonings, the Fed funds rate would have to get to 3% or higher to even be considered “neutral.”) Even now, with inflation still relatively benign, there are those who believe that the Fed is behind the inflation curve. The Fed doesn’t see it this way, however. In the statement following its June 30 meeting, the FOMC said that it expected inflation to stay relatively low and that “policy accommodation can be removed at a pace that is likely to be measured.” While providing reassuring words on the inflation outlook, the Fed also tried to satisfy inflation hawks, saying that it will respond to changing conditions as needed to maintain price stability; in other words, it will raise rates in more than 25-basis-point increments if inflation appears to worsen.

WIS expects that the Fed will be able to stick to a measured movement back toward a neutral monetary policy. In other words, while inflation will stay at rates above those of the last two years or so, it won’t be at levels that threaten the market. For one thing, anticipation of Fed tightening (which began in earnest right after the April 2 payroll report showing 300,000 new jobs created in March) has sent bond yields higher. This rise in market rates will do some of the Fed’s work of forestalling an overheating economy. Also, as the Fed put it, some of the factors elevating inflation rates in recent months were “transitory.” This applies not only to the price of oil, which policymakers have limited control over, but also to prices of other commodities that have come down off their peaks, in part because China’s voracious appetite for industrial commodities has started to decline. To some extent, the recent uptrend in inflation may reflect some catch-up price increases by businesses that won’t continue at the same magnitude. Moreover, we don’t expect the global competition, favorable productivity trends and excess production capacity that have kept inflation low over the last several years to disappear overnight. An important factor in our forecast that inflation will stay benign is that although wage growth – a key ingredient in any upward price spiral – has picked up, it is still running at only half its rate during the late 1990s’ boom.

The early-July evidence on the economy suggests that the expansion is not in danger of overheating anytime soon. July 1 brought the Institute of Supply Management’s report showing that the manufacturing sector continued to expand for the 14th month in a row in June; growth was still healthy, but at the slowest pace since October. The next day, the jobs report for June came down even more clearly on the side of moderation, with the 112,000 jobs created for the month less than half May’s total and half what economists expected. After three months of solid growth, one month’s retreat in jobs is not overly worrisome. If it means anything, it is that fears of overheating have been overdone. What’s more, auto sales slowed in June, albeit from a very high level. Durable goods orders dipped in April and May; while year-over year growth is still in healthy double-digit territory, a boom is clearly not upon us.

WIS believes that conditions still favor a middle-of-the- road economic forecast. As always, there are unsettled issues that could tip the economy to a more extreme outcome with faster or slower growth and higher or lower inflation. But we see the most likely scenario as one of moderation. GDP growth looks like it will be a little below 4% in the second quarter of 2004, and inflation will come in higher than the Fed’s presumed 2% target for the quarter and perhaps the next few months. As monetary and fiscal stimulus is reduced, we anticipate growth to settle into a 3.5%-4% range. Consumer spending may not be as robust going forward as it has been over the past year, but the slack should be taken up by healthy growth in business investment. Before too long, core inflation should move back to 2.5% and then toward the 2% target; oil prices should also move lower. Recent 20%+ growth rates in corporate profits cannot be sustained, but a respectable advance is likely over the next 12 to 18 months.

The third quarter of 2004 started out with a weak trend in stock prices and bonds strong, but this pattern is not likely to last, in our view. There are perhaps more than the usual number of uncertainties facing the securities markets this year; beyond the usual questions about the economy, the presidential election, terrorism, Iraq and oil prices will all figure in where the markets go from here. As far as the economic fundamentals go, the conditions we forecast should be favorable for equities. When stocks manage to break out of the trading range that has constrained them for most of this year, we expect the move to be to the upside. Stock market returns over the next 12 months could be close to their historical average of 10%. For bonds, the outlook is less constructive. The rally that began midway through the second quarter has taken yields on 10-year Treasuries under 4.5%, a level that doesn’t leave much upside potential for bonds. A year from now, yields are expected to be closer to 5%, limiting the return potential of fixed-income securities. At this stage, we don’t think this rise in market rates or the likely extent of Fed tightening will be so great as to stall the expansion or the stock market over the coming year.

Long-Term Outlook

Copyright © 2004 by Wright Investors’ Service

The relative calm of the stock market in the first half of 2004 has been a welcome feature of the investment landscape this year. Still, stock market trends have to be considered disappointing since the fundamentals would seem to deserve better than the 1.3% price increases achieved by the S&P 500 in each of 2004’s first two quarters. Annualized, the S&P 500’s 2.6% first-half price appreciation works out to 5.2%, which is not far off the market’s long-term (1926-2004) average annual price change (5.9%). But dividend yields today average less than 2% or only about half of the long-term average. In other words, the S&P 500’s 3.4% first-half total return annualizes to 6.8%, roughly one-third short of the market’s 10.4% long-term average return.

One reason for the mild disappointment in equities so far in 2004 has been anxiety surrounding Federal Reserve monetary policy. With investors worrying about higher interest rates for most of the second quarter, and the market’s favorite discounting rate – the 10-year Treasury – rising 75 basis points, stock investors raised their required return on stocks. The result was a two-point reduction in the market P/E multiple – from around 18.5 times 12-month forward earnings at the market’s February high to 16.5 times at midyear.

Since inflation risks are judged to be more moderate today than they have been historically, equity returns need not contain as wide an inflation premium to be rewarding. Investors should recognize that labor productivity continues to trend higher; as a result, unit labor costs in nonfarm business are down 1% over the latest 12 months (as compared to a 0.5% rise in 1994, when the last big Fed tightening occurred). Global competition is far more pervasive today, constraining firms’ pricing power, while spare capacity is still more than adequate in most industries. The U.S. dollar appreciated about 2% against a trade-weighted basket of major foreign currencies in Q2, but further out, it is hard to avoid concluding that the dollar will resume its downward trend under the weight of the U.S.’s half-trillion-dollar trade deficit, another reason to appreciate what global diversification can bring to stock portfolios over the next few years.

Despite the many uncertainties hanging over the 2004 market, one would do well to focus on the favorable longer-term view. The economic expansion appears to be making the transition from tax-cut supported to self-sustaining. Corporate earnings have a powerful momentum, while strong productivity trends point to low inflation and rising living standards. For the period ahead, we continue to believe that equity returns on the order of the market’s 10% long-term norm are feasible, well ahead of expected bond market returns and returns on short-term cash equivalents.

Azzad Ethical Mid-cap Fund

During the twelve months ended June 30, 2004, the Azzad Ethical Mid-cap Fund returned 13.23%.  The fund’s performance was led by its holdings in the Industrials, Consumer Staples, Energy, and Materials sectors (up 47.60%, 41.65%, 39.70%, and 37.10% respectively).

As the economic recovery began to cool off, raw materials prices increased, and energy prices soared, investors sought a more defensive stance in their equity portfolios.  In the Industrials sector, the fund’s performance was led by Copart Inc. and Graco Inc., which returned 31.72% and 23.40% respectively over the last twelve months.  The holdings in the Materials sector were led by Cytec Industries which returned 22.95%.  Avon Products led the Consumer Staples stocks in the fund with a return of 41.94% as the market rewarded companies whose products were less-cyclical in nature.  The Energy stocks held by the fund included XTO Energy (up 39.05%) which benefited from the dramatic increase in oil prices over the last twelve months.

Near Term Outlook

Copyright © 2004 by Wright Investors’ Service

As the second half of 2004 gets under way, the outlook for corporate profits continues to be a positive in assessing the stock market’s prospects. Since the beginning of the year, the S&P 500 has risen just 2.6% in price, while over the same period, 12-month forward earnings estimates for its component stocks have increased more than 10%. While its current P/E multiple of roughly 16.5 can’t be considered cheap, the S&P 500’s lower valuation does at least make more allowance for the possibility of negative surprises in the current risky economic environment.

The course of inflation may be the central issue facing investors in the second half of 2004. Should higher inflation be a more stubborn problem than the markets currently anticipate, investors will probably give short shrift to strong earnings and other evidence of fundamental economic improvement. Instead, they will, with good reason, be looking forward to higher interest rates and the prospect of Fed tightening to the point of bringing the recovery to a halt. (With the Fed funds rate at 1.25%, we are still in a period of “easy money”; by most reckonings, the Fed funds rate would have to get to 3% or higher to even be considered “neutral.”) Even now, with inflation still relatively benign, there are those who believe that the Fed is behind the inflation curve. The Fed doesn’t see it this way, however. In the statement following its June 30 meeting, the FOMC said that it expected inflation to stay relatively low and that “policy accommodation can be removed at a pace that is likely to be measured.” While providing reassuring words on the inflation outlook, the Fed also tried to satisfy inflation hawks, saying that it will respond to changing conditions as needed to maintain price stability; in other words, it will raise rates in more than 25-basis-point increments if inflation appears to worsen.

WIS expects that the Fed will be able to stick to a measured movement back toward a neutral monetary policy. In other words, while inflation will stay at rates above those of the last two years or so, it won’t be at levels that threaten the market. For one thing, anticipation of Fed tightening (which began in earnest right after the April 2 payroll report showing 300,000 new jobs created in March) has sent bond yields higher. This rise in market rates will do some of the Fed’s work of forestalling an overheating economy. Also, as the Fed put it, some of the factors elevating inflation rates in recent months were “transitory.” This applies not only to the price of oil, which policymakers have limited control over, but also to prices of other commodities that have come down off their peaks, in part because China’s voracious appetite for industrial commodities has started to decline. To some extent, the recent uptrend in inflation may reflect some catch-up price increases by businesses that won’t continue at the same magnitude. Moreover, we don’t expect the global competition, favorable productivity trends and excess production capacity that have kept inflation low over the last several years to disappear overnight. An important factor in our forecast that inflation will stay benign is that although wage growth – a key ingredient in any upward price spiral – has picked up, it is still running at only half its rate during the late 1990s’ boom.

The early-July evidence on the economy suggests that the expansion is not in danger of overheating anytime soon. July 1 brought the Institute of Supply Management’s report showing that the manufacturing sector continued to expand for the 14th month in a row in June; growth was still healthy, but at the slowest pace since October. The next day, the jobs report for June came down even more clearly on the side of moderation, with the 112,000 jobs created for the month less than half May’s total and half what economists expected. After three months of solid growth, one month’s retreat in jobs is not overly worrisome. If it means anything, it is that fears of overheating have been overdone. What’s more, auto sales slowed in June, albeit from a very high level. Durable goods orders dipped in April and May; while year-over year growth is still in healthy double-digit territory, a boom is clearly not upon us.

WIS believes that conditions still favor a middle-of-the- road economic forecast. As always, there are unsettled issues that could tip the economy to a more extreme outcome with faster or slower growth and higher or lower inflation. But we see the most likely scenario as one of moderation. GDP growth looks like it will be a little below 4% in the second quarter of 2004, and inflation will come in higher than the Fed’s presumed 2% target for the quarter and perhaps the next few months. As monetary and fiscal stimulus is reduced, we anticipate growth to settle into a 3.5%-4% range. Consumer spending may not be as robust going forward as it has been over the past year, but the slack should be taken up by healthy growth in business investment. Before too long, core inflation should move back to 2.5% and then toward the 2% target; oil prices should also move lower. Recent 20%+ growth rates in corporate profits cannot be sustained, but a respectable advance is likely over the next 12 to 18 months.

The third quarter of 2004 started out with a weak trend in stock prices and bonds strong, but this pattern is not likely to last, in our view. There are perhaps more than the usual number of uncertainties facing the securities markets this year; beyond the usual questions about the economy, the presidential election, terrorism, Iraq and oil prices will all figure in where the markets go from here. As far as the economic fundamentals go, the conditions we forecast should be favorable for equities. When stocks manage to break out of the trading range that has constrained them for most of this year, we expect the move to be to the upside. Stock market returns over the next 12 months could be close to their historical average of 10%. For bonds, the outlook is less constructive. The rally that began midway through the second quarter has taken yields on 10-year Treasuries under 4.5%, a level that doesn’t leave much upside potential for bonds. A year from now, yields are expected to be closer to 5%, limiting the return potential of fixed-income securities. At this stage, we don’t think this rise in market rates or the likely extent of Fed tightening will be so great as to stall the expansion or the stock market over the coming year.

Long-Term Outlook

Copyright © 2004 by Wright Investors’ Service

The relative calm of the stock market in the first half of 2004 has been a welcome feature of the investment landscape this year. Still, stock market trends have to be considered disappointing since the fundamentals would seem to deserve better than the 1.3% price increases achieved by the S&P 500 in each of 2004’s first two quarters. Annualized, the S&P 500’s 2.6% first-half price appreciation works out to 5.2%, which is not far off the market’s long-term (1926-2004) average annual price change (5.9%). But dividend yields today average less than 2% or only about half of the long-term average. In other words, the S&P 500’s 3.4% first-half total return annualizes to 6.8%, roughly one-third short of the market’s 10.4% long-term average return.

One reason for the mild disappointment in equities so far in 2004 has been anxiety surrounding Federal Reserve monetary policy. With investors worrying about higher interest rates for most of the second quarter, and the market’s favorite discounting rate – the 10-year Treasury – rising 75 basis points, stock investors raised their required return on stocks. The result was a two-point reduction in the market P/E multiple – from around 18.5 times 12-month forward earnings at the market’s February high to 16.5 times at midyear.

Since inflation risks are judged to be more moderate today than they have been historically, equity returns need not contain as wide an inflation premium to be rewarding. Investors should recognize that labor productivity continues to trend higher; as a result, unit labor costs in nonfarm business are down 1% over the latest 12 months (as compared to a 0.5% rise in 1994, when the last big Fed tightening occurred). Global competition is far more pervasive today, constraining firms’ pricing power, while spare capacity is still more than adequate in most industries. The U.S. dollar appreciated about 2% against a trade-weighted basket of major foreign currencies in Q2, but further out, it is hard to avoid concluding that the dollar will resume its downward trend under the weight of the U.S.’s half-trillion-dollar trade deficit, another reason to appreciate what global diversification can bring to stock portfolios over the next few years.

Despite the many uncertainties hanging over the 2004 market, one would do well to focus on the favorable longer-term view. The economic expansion appears to be making the transition from tax-cut supported to self-sustaining. Corporate earnings have a powerful momentum, while strong productivity trends point to low inflation and rising living standards. For the period ahead, we continue to believe that equity returns on the order of the market’s 10% long-term norm are feasible, well ahead of expected bond market returns and returns on short-term cash equivalents.

AVERAGE ANNUAL RETURNS *

AZZAD INCOME FUND	1 Year	Since Inception
Class A Shares (inception 07/11/00)	(.44%)	(23.42%)
Dow Jones Islamic USA Maket Index - IMUS	(.89%)	(19.04%)

AZZAD/DOW JONES ETHICAL MARKET FUND	1 Year	Since Inception
Class A Shares (inception 12/22/00)	(2.40%)	(9.74%)
Dow Jones Islamic Market Index (Extra Liquid version) - IMXL	(3.62%)	(17.79%)

*The  data  represents  past  performance  and  is  not a  guarantee  of  future performance.  The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption.

The returns shown do not reflect the deduction of taxes shareholders would pay on the redemption of fund shares or fund distributions.

AZZAD INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2004

Shares	Security Description	Value
Common Stock (96.64%)

Agriculture Chemicals (0.73%)
227	Monsanto Co.	8,740

Air Courier Services (2.42%)
357	Federal Express Corp. *	29,163

Aircraft Engines & Engine Parts (1.86%)
244	United Technologies Corp.	22,321

Biological Products (5.92%)
977	Amgen, Inc. *	53,315
378	Genzyme Corp.	17,891
		71,206
Computer Communications Equipment (2.08%)
1,057	Cisco Systems, Inc. *	25,051

Computer & Office Equipment (5.89%)
1,179	Hewlett-Packard Co.	24,877
521	International Business Machines, Inc.	45,926
		70,803
Converted Paper & Paperboard Products (1.95%)
261	3M Company	23,493

Crude Petroleum & Natural Gas (2.28%)
631	Apache Corp.	27,480

Guided Missiles & Space Vehicles & Parts (1.56%)
499	Rockwell International Corp.	18,717

Industrial Equipment for Measurement, Display, and Control (1.04%)
241	Danaher Corp.	12,496

Industrial Inorganic Chemicals (1.86%)
561	Praxair, Inc.	22,390

Laboratory Analytical Instruments (5.08%)
726	Millipore Corp.	40,925
423	Waters Corporation *	20,211
		61,136
Leather & Leather Products (0.88%)
235	Coach, Inc.	10,619

Perfumes and Cosmetics (3.38%)
880	Avon Products, Inc.	40,603

Petroleum Refining (9.52%)
603	ChevronTexaco Corp.	56,748
1,300	Exxon Mobil Corp.	57,733
		114,481
Pharmaceutical Preparations (12.50%)
701	Johnson & Johnson	39,046
696	King Pharmaceuticals, Inc.	7,969
1,063	Merck & Co. , Inc. *	50,493
1,540	Pfizer, Inc.	52,791
		150,299
Plastic Products, NEC (0.97%)
220	Sealed Air Corp.	11,719

Printed Circuit Boards (0.46%)
221	Jabil Circuit, Inc.	5,565

Public Building & Related Furniture (1.26%)
283	Johnson Controls, Inc. *	15,106

Retail Drug Stores (1.81%)
518	CVS Corp.	21,766

Radio & Television Broadcasting & Communicatons Equipment (4.28%)
706	Qualcomm, Inc.	51,524

Retail Jewelry Stores (1.20%)
392	Tiffany & Co.	14,445

Retail Lumber & Other Building Materials Dealers (2.90%)
663	Lowe's Companies, Inc.	34,841

Retail Radio TV & Consumer Electronics (1.34%)
317	Best Buy Co. , Inc.	16,084

Retail Variety Stores (1.68%)
492	Costco Wholesale Corp.	20,261

Semiconductors & Related Devices (3.68%)
1,602	Intel Corp.	44,215

Services General Medical & Surgical Hospitals, NEC (1.36%)
731	Health Management Associates, Inc.	16,389

Services Medical Laboratories (1.90%)
269	Quest Diagnostics, Inc.	22,852

Services Prepackaged Software (4.96%)
668	Autodesk, Inc.	28,597
378	Citrix Systems, Inc.	7,696
534	Symantec Corp. *	23,379
		59,672
Specialty Cleaning, Polishing And Sanitation Preparations (2.08%)
465	Clorox, Co.	25,007

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics (4.79%)
1,059	Procter & Gamble Co.	57,652

Surgical & Medical Instruments & Apparatus (3.02%)
649	Guidant Corp.	36,266

TOTAL COMMON STOCKS (Cost $1,047,990)		1,162,362

OTHER ASSETS LESS LIABILITIES - 3.36%		40,421

NET ASSETS - 100.00%		$ 1,202,783

* Non Income Producing Securities

The accompanying notes are an integral part of the financial statements.

AZZAD ETHICAL MID CAP FUND
SCHEDULE OF INVESTMENTS
June 30, 2004

Shares	Security Description	Value
Common Stock (97.07%)
Carpets & Rugs (3.37%)
537	Mohawk Industries, Inc. *	39,378

Computer & Office Equipment (1.56%)
359	Harris Corp.	18,219

Computer Storage Devices (3.60%)
818	Sandisk Corp. *	17,742
836	Storage Technology *	24,244
		41,986
Crude Petroleum & Natural Gas (6.28%)
710	POGO Producing Co.	35,074
1,281	XTO Energy, Inc.	38,161
		73,235
Fabricated Rubber Products, NEC (1.53%)
287	Carlisle Companies, Inc.	17,866

Hospital & Medical Service Plans (5.00%)
575	Coventry Health Care, Inc. *	28,118
1,142	Health Net, Inc. *	30,263
		58,381
Industrial & Commercial Fans & Blowers & Air Purifing Equipment (2.45%)
977	Donaldson, Co.	28,626

Laboratory Analytical Instruments (3.56%)
681	Beckman Coulter, Inc.	41,541

Leather & Leather Products (2.85%)
737	Coach, Inc. *	33,305

Micsellaneous Chemical Products (3.22%)
826	Cytec Ind., Inc.	37,542

Miscellaneous Electrical Machinery, Equipment & Supplies (2.68%)
695	Energizer Holdings, Inc. *	31,275

Miscellaneous Manufacturing Industries (1.60%)
543	Bylth, Inc.	18,728

Motors & Generators (0.93%)
352	Ametek, Inc.	10,877

Natural Gas Transmisison & Distribution (4.70%)
1,061	Equitable Resources, Inc. *	54,864

Office Furniture (1.80%)
496	Hon Industries, Inc.	20,996

Perfumes & Cosmetics (1.60%)
404	Avon Products, Inc.	18,641

Petroleum Refining (3.18%)
503	Murphy Oil Corp.	37,071

Pharmaceutical Preparations (2.46%)
851	Barr Pharmaceuticals, Inc. *	28,679

Pumps & Pumping Equipment (1.84%)
693	Graco Incorporated	21,518

Retail-Apparel & Accessory Stores (5.75%)
947	Ambercrombie & Fitch Co.	36,696
1,399	Claire's Stores, Inc. *	30,358
		67,054
Retail-Auto Dealers & Gasoline Stations (3.16%)
1,379	Copart, Inc. *	36,819

Retail-Home Furniture, Furnishings & Equipment Stores (1.80%)
638	Williams Sonoma, Inc. *	21,028

Retail-Women's Clothing Stores (4.88%)
948	Ann Taylor, Inc. *	27,473
652	Chico's FAS, Inc. *	29,444
		56,917
Semiconductors & Related Devices (6.85%)
1,007	Cree, Inc. *	23,312
784	International Recti-Fier *	32,473
764	Microchip Technology, Inc.	24,096
		79,881
Services-Business Services, NEC (1.09%)
380	Fair Isaac Corp.	12,684

Services-Prepackaged Software (2.33%)
634	Autodesk, Inc.	27,142

Special Industry Machinery, NEC (2.91%)
1,265	LAM Research, Corp. *	33,902

Services-Misc Health & Allied Services, NEC (3.17%)
1,125	Lincare Holdings, Inc. *	36,968

Services-Computer Programming Services (4.55%)
1,151	Advent Software, Inc. *	20,799
696	Gtech Holdings, Corp.	32,232
		53,031
Telephone & Telegraph Apparatus (2.79%)
458	Adtran, Inc.	15,283
410	Plantronics, Inc. *	17,261
		32,544
Tires & Inner Tubes (2.38%)
623	Bandag, Inc.	27,742

Water Transportation (1.20%)
417	Alexander & Baldwin	13,949

TOTAL COMMON STOCKS (Cost $1,056,648)		1,132,389

OTHER ASSETS LESS LIABILITIES - 2.93%		34,202

NET ASSETS - 100.00%		$ 1,166,591

* Non Income Producing Securities

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF ASSETS & LIABILITIES
June 30, 2004

		Azzad
	Azzad Income	Ethical Mid Cap
	Fund	Fund

Assets:
Investment Securities at Market Value	$ 1,162,362	$ 1,132,389
(Cost $1,047,990 and $1,056,648, respectively)
Cash	10,059	32,973
Dividends Receivable	588	377
Prepaid Registration	8,340	8,340
Receivable from Advisor	19,591	15,487
Receivable for Fund Shares Sold	3,214	-
Total Assets	1,204,154	1,189,566
Liabilities:
Accrued Expenses	1,371	1,371
Payable for Securities Purchased	-	21,604
Total Liabilities	1,371	22,975
Net Assets	$ 1,202,783	$ 1,166,591

Net Assets Consist of:
Paid-In Capital	$ 1,154,418	$ 1,085,200
Accumulated Realized Gain (Loss) on Investments	(66,007)	5,650
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	114,372	75,741
Net Assets	$ 1,202,783	$ 1,166,591

Shares of Benefical Interest, No Par Value	237,451	140,492
Per Share Net Asset Value and Redemption Price	$ 5.07	$ 8.30

Per Share Offering Price
(Net Asset Value Per Share / 0.95)	$ 5.32	$ 8.72

The accompanying notes are an integral part of the financial statements.

AZZAD INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
June 30, 2004

	Year ending	Year ending
	June 30, 2004	June 30, 2003
FROM OPERATIONS:
Net Investment Loss	$ (11,108)	$ (3,448)
Net Realized Gain (Loss) on Investments	32,603	(83,925)
Net Unrealized Appreciation	87,269	109,538
Increase in Net Assets from Operations	108,764	22,165

FROM NET CAPITAL SHARE TRANSACTIONS:	492,965	396,005
Net Increase in Net Assets
from Shareholder Activity (Note 4)	492,965	396,005

NET ASSETS:
Net Increase in Net Assets	601,729	418,170
Net Assets at Beginning of Year	601,054	182,884
Net Assets at End of Year	$1,202,783	$ 601,054

The accompanying notes are an integral part of the financial statements.

AZZAD ETHICAL MID CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS
June 30, 2004

	Year ending	Year ending
	June 30, 2004	June 30, 2003
FROM OPERATIONS:
Net Investment Loss	$ (4,472)	$ (1,194)
Net Realized Gain (Loss) on Investments	31,917	(21,796)
Net Unrealized Appreciation	65,979	30,606
Increase in Net Assets from Operations	93,424	7,616

FROM NET CAPITAL SHARE TRANSACTIONS:	783,741	182,645
Net Increase in Net Assets
from Shareholder Activity (Note 4)	783,741	182,645

NET ASSETS:
Net Increase in Net Assets	877,165	190,261
Net Assets at Beginning of Year	289,426	99,165
Net Assets at End of Year	$1,166,591	$ 289,426

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2004

		Azzad
	Azzad Income	Ethical Mid Cap
	Fund	Fund

Investment Income:
Dividends	$ 11,259	$ 8,058
Total Investment Income	11,259	8,058
Expenses:
Investment Advisory	10,080	5,686
Registration Fees	5,490	5,490
Distribution Fees	2,516	1,421
Administration Fees	2,084	2,084
Transfer Agent	9,187	9,187
Custodian Fees	3,510	3,510
Legal	2,331	2,331
Audit	6,036	6,036
Insurance	814	814
Miscellaneous	1,234	1,511
Total Expenses	43,282	38,070
Fees reimbursed (Note 6)	(20,915)	(25,540)
Net Expenses	22,367	12,530
Net Investment Loss	(11,108)	(4,472)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	32,603	31,917
Unrealized Appreciation on Investments	87,269	65,979
Net Realized and Unrealized Gain on Investments	119,872	97,896

Net Increase in Net Assets from Operations	$108,764	$ 93,424

The accompanying notes are an integral part of the financial statements.

AZZAD INCOME FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	Year	Year	Year	Period
	ending	ending	ending	ending
	6/30/2004	6/30/2003	6/30/2002	6/30/2001*

Net Asset Value at Beginning of Period	$ 4.51	$ 4.53	$ 5.21	$ 10.00

Net Investment Loss	(0.05)	(0.03)	(0.05)	(1.59)
Net Gains or Losses on Securities
(Realized and Unrealized)	0.61	0.01	(0.63)	(3.20)
Total from Investment Operations	0.56	(0.02)	(0.68)	(4.79)

Distributions from Net Investment Income	-	-	-	-
Distributions from Capital Gains	-	-	-	-
Total Distributions	-	-	-	-

Net Asset Value at End of Period	$ 5.07	$ 4.51	$ 4.53	$ 5.21

Total Return	12.42%	(0.44)%	(13.05)%	(47.90)%

Ratios/Supplemental Data:
Net Assets at End of Period (000's omitted)	$ 1,203	$ 601	$ 183	$ 270
Ratio of Expenses to Average Net Assets (a)
After reimbursement/waiver of fees	2.22%	2.25%	2.25%	27.82%
Before reimbursement/waiver of fees	4.29%	16.29%	29.69%	33.39%
Expenses waived or Reimbursed (b)	(2.07)%	(14.04)%	(27.44)%	(5.57)%
Ratio of Net Investment Loss to
Average Net Assets	(1.10)%	(1.11)%	(0.85)%	(26.76)%

Portfolio Turnover Rate	156.29%	82.52%	8.81%	59.40%

* For the period July 11, 2000 (commencement of operations) to June 30, 2001.
(a) Ratios are annualized for periods of less than one year, except for the total return ratio.
(b) Expenses waived or reimbursed reflect reductions to total expenses and would, similarly, increase the net investment loss ratio for the period had such reductions not occurred.

The accompanying notes are an integral part of the financial statements.

AZZAD ETHICAL MID CAP FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	Year Ending	Year Ending	Period	Period
	ending	ending	ending	ending
	6/30/2004	6/30/2003	6/30/2002**	8/31/2001*

Net Asset Value at Beginning of Period	$ 7.33	$ 7.51	$ 8.78	$ 10.00

Net Investment Loss	(0.03)	(0.03)	(0.05)	(0.04)
Net Losses on Securities
(Realized and Unrealized)	1.00	(0.15)	(1.14)	(1.18)
Total from Investment Operations	0.97	(0.18)	(1.19)	(1.22)

Distributions from Net Investment Income	-	-	-	-
Distributions from Capital Gains	-	-	(0.08)	-
Total Distributions	-	-	(0.08)	-

Net Asset Value at End of Period	$ 8.30	$ 7.33	$ 7.51	$ 8.78

Total Return	13.23%	(2.40)%	(13.64)%	(12.20)%

Ratios/Supplemental Data:
Net Assets at End of Period (000's omitted)	$ 1,167	$ 289	$ 99	$ 73
Ratio of Expenses to Average Net Assets (a)
After reimbursement/waiver of fees	2.20%	2.25%	2.25%	2.25%
Before reimbursement/waiver of fees	6.69%	36.78%	104.00%	158.05%
Expenses waived or Reimbursed (b)	(4.49)%	(34.53)%	(101.75)%	(155.80)%
Ratio of Net Investment Income to
Average Net Assets	(0.79)%	(0.70)%	(0.88)%	(0.70)%

Portfolio Turnover Rate	185.48%	33.94%	6.93%	27.54%

* For the period December 22, 2000 (commencement of operations) to August 31, 2001
** For the period September 01, 2001 to June 30, 2002.
(a) Ratios are annualized for periods of less than one year, except for the total return ratio.
(b) Expenses waived or reimbursed reflect reductions to total expenses and would, similarly, increase the net investment loss ratio for the period had such reductions not occurred.

The accompanying notes are an integral part of the financial statements.

AZZAD FUNDS

June 30, 2004

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

The Azzad Funds, (the "Trust") is an open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The Trust was organized as a Massachusetts business trust on December 23, 1996. There are two series within the Trust that are presently operating. The Azzad Income Fund (the "Income Fund"), commenced operations on July 11, 2000 and is registered as a diversified fund. The Azzad Ethical Mid Cap Fund, commenced operations on December 22, 2000 and is registered as a non-diversified fund. The two series included in these financial statements are collectively referred to as the "Funds" and individually as a "Fund".

The Income Fund's primary investment objective is to seek to provide current income and as a secondary objective, appreciation of capital consistent with Shari'ah based principles as determined by the Fund's Shari'ah Supervisory Board.

The Ethical Mid Cap Fund's primary investment objective is to provide investors with annual returns which, after expenses, match or exceed the annualized performance of the U.S. component stocks of the Dow Jones Islamic Market Extra Liquid Index (the "IMXL"), a sub-index of the Dow Jones Islamic Market Index ("DJIM"). The DJIM is a globally diversified compilation of common stocks considered by the Dow Jones Shari'ah Supervisory Board to be compliant with Shari'ah law.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Securities are valued at the close of each business day at the last sales price on the exchange or the over-the-counter market in which such securities are primarily traded, or in the absence of recorded sales, the mean between the closing bid and asked prices. Securities for which market quotations are not readily available are valued at their fair value following procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Under Shari'ah principles, interest income, if any, must be segregated and donated to qualified charities.

FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

DIVIDEND AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders are recorded on ex-dividend date. The Fund will distribute its net investment income, if any, semi-annually, and net realized capital gains, if any, annually. The Fund distributes tax basis earnings in accordance with the distribution requirements of the Internal Revenue Code, which may result in dividends or distributions in excess of financial statement (book) earnings. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ from accounting principles generally accepted in the United States of America. Capital loss carry forwards may be utilized to offset current or future capital gains, if any.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountants statement of position 93-2: Determination, Disclosure and Financial Statement Presentation of Income Capital and Return of Capital Distributions by Investment Companies.  For the year ended June, 30 2004 each Fund recorded the following reclassifications to the accounts listed below:

                                      Accumulated Net      Accumulated Net

                        Paid-In-Capital      Realized Gain on Invest     Investment Income

Azzad Income

 Fund                          (11,108)                                 11,108                                0

Azzad Ethical

Mid Cap Fund                       0                                   (4,472)                        4,472

Such-reclassification had no affect on the Fund’s net asset value.

3.  INVESTMENT TRANSACTIONS

The following table presents the cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended June 30, 2004. All purchases and sales were common stock,

	INCOME FUND	MID CAP FUND
Purchases	$1,997,535	$1,839,309
Sales	$1,521,090	$1,045,913

4.  CAPITAL SHARE TRANSACTION

The Board of Trustees of the Trust is authorized to issue an unlimited number of shares.

The following is a summary of capital share activity for the year indicated:

	YEAR ENDED JUNE 30, 2004		YEAR ENDED JUNE 30, 2003
	SHARES	AMOUNT	SHARES	AMOUNT
INCOME FUND CLASS A
Shares sold	159,652	$ 769,091	131,146	$537,183
Shares reinvested	0	0	0	0
Shares redeemed	(55,494)	($ 276,126)	(38,250)	(141,178)
Net Increase	104,158	$ 492,965	92,896	$396,005

	YEAR ENDED JUNE 30, 2004		YEAR ENDED JUNE 30, 2003
	SHARES	AMOUNT	SHARES	AMOUNT
MID CAP FUND
Shares sold	124,544	$ 967,311	28,573	$ 196,341
Shares reinvested	0	0	0	0
Shares redeemed	(23,544)	($183,571)	(2,280)	(13,696)
Net Increase	101,000	$ 783,740	26,293	$ 182,645

5.  TAX BASIS INFORMATION

The Funds account for investments and distributions to shareholders in accordance with both book basis, accounting principles generally accepted in the United States of America, and tax basis, rules of the Internal Revenue Code. Differences between these two methods principally affect the character and timing of capital gains realization.

TAX BASIS                          INCOME  FUND     MID CAP FUND

-------------------------------------------------------------------------------

Cost of Investments                    $      1,069,357         $    1,071,964

                                                     ==========          ==========

Gross Unrealized Appreciation   $         121,190        $          84,859

Gross Unrealized Depreciation              (28,185)                  (24,434)

                                                             ------------               ------------

Net Unrealized Appreciation

(Depreciation)                             $          93,005        $           60,425

                                                      ==========         ==========

Capital Loss Carryforwards         $       (44,640)        $            --

                                                      ==========         ==========

Expiration Periods                                     2012

Post October Losses                    $       --                    $           --

                                                       ==========        ==========

Undistributed Ordinary Income  $       --                  $            --

                                                       ==========        ==========

Undistributed Capital Gain on

Investments

$    --

          $            20,966

===========     ===========

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses or wash sales.

6.  TRANSACTIONS WITH THE ADVISOR AND AFFILIATES

Azzad Asset Management, Inc. (the "Advisor") under an advisory agreement with the Trust, furnishes management and investment advisory services and, subject to the supervision of the Trust's Board of Trustees, directs the investments of the Trust in accordance with the individual Fund's investment objectives, policies and limitations. For this service the Advisor receives a monthly management fee at the annual rate of .80% and 1.00% for the Income Fund and, Ethical Mid Cap Fund respectively, of the average daily net assets, respectively.

The Advisor has agreed to waive all or a portion of it's management fees and/or reimburse the Funds for operating expenses to the extent necessary to limit the Funds operating expenses to 2.25% of the average daily net assets. For the year ended June 30, 2004, the Advisor reimbursed the Income Fund and the Ethical Mid Cap Fund, $10,835 and $19,854, respectively, for operating expenses.   The advisor waived fees of $10,080 for the Income Fund was $5,686 for the Ethical Mid Cap Fund.

7.  Rule 12b-1 Plan

The Funds have a plan of Distribution pursuant to Rule 12b-1 under the 1940 Act.  Under the plan in consideration of the services to be provided and the expenses to be incurred by the Funds distributor for any activities or expenses primarily intended to result in the sale of shares of the Funds, the Fund shall pay to the distributor a fee at the aggregate rate of 0.25% per year of the average daily net assets of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

The Azzad Funds

We have audited the accompanying statement of assets and liabilities of the Azzad Income Fund and the Azzad Ethical Mid Cap Fund (each a series of The Azzad Funds), including the schedules of investments, as of June 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the two years then ended and for the year or period ended June 30, 2002.   These financial statements and financial highlights are the responsibility of the Funds’ management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.   The financial highlights for each Fund’s initial period of operations have been audited by other auditors, whose reports dated July 30, 2001 and September 18, 2001 on the Azzad Income Fund (formerly, Islamia Income Fund) and Azzad/Dow Jones Ethical Market Fund, respectively expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of June 30, 2004 by correspondence with the custodian and brokers.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Azzad Income Fund and Azzad Ethical Mid Cap Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the two years then ended and the year or period ended June 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/TAIT, WELLER & BAKER

Philadelphia, Pennsylvania

August 20, 2004

Additional Information (unaudited)

Board of Trustees

Name, Address and Age	Position held with the Company	Term of Office and Length of Time Served.	Principal Occupation(s) During last five years	Number of Portfolio’s overseen by Director.	Other Directorships held by Director or Officer
Syed Shamshad Husain 1046 Longford Road Bartlett, IL 60103 Year of Birth: 1936	Trustee	Since 2000	Managing Director of IQRA International Education Foundation (publisher of Islamic religious books) (1995 to present)	2	Iqra’ International Educational Foundation; Muslim Society, Inc.; Council of Islamic Organizations of Greater Chicago
Syed K. Raheemullah 25 W. 181 Salem Naperville, IL 60540 Year of Birth: 1948	Trustee	Since 2000	Member of the technical staff of Lucent Technologies (manufacturer of telephone equipment) (1986 to present)	2	Muslim Society, Inc.
Mohammad Abdul-Aleem 5845 Doverwood Drive #107 Culver City, CA 90230 Year of Birth: 1958	Trustee	Since 2001	CEO of Tjara Networks, Inc. (Architects of IslamiaCity.com) (2000 to present); President, Human Assistance and Development International (a non-profit organization working in the field of long-term development for the disadvantaged) (1990 to present); Project Management Systems Analyst, TRW Space and Defense (1987 to present)	2	Human Assistance & Development International; Tjara Networks, Inc.; New Horizon School Los Angeles
Bashar Qasem 3130 Fairview Park Drive Suite 130 Falls Church, VA 22402 Year of Birth: 1964	Chairman, President, Treasurer and Trustee	Since 2001	President of Azzad Asset Management, Inc. (since its inception in 2000); Operating Manager of Azzad Asset Management LLC (investment adviser) (1997 to 1999); Chief Executive Officer of Ideal Network Systems (computers)(1992 to 1997)	2	None

*Directors who are or may be deemed to be "interested persons", as defined by the Investment Company Act of 1940.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of directors has determined that  Shamshad Hussain is an audit committee financial expert.  Shamshad Hussain is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2003

$ 13,000

FY 2004

$ 13,000

(b)

Audit-Related Fees

Registrant

FY2003

$ 0

FY2004

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2003

$ 3,000

FY 2004

$ 3,000

Nature of the fees:

Tax services

(d)

All Other Fees

Registrant

FY2003

$ 0

FY2004

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

Bills must be approved for payment by submitting them to the authorized signers for the fund.  Approval must be made by both Jamal El Barmil and Mohammed Al-Suqi as authorized signatories to release monies in the Azzad Funds.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2003

$ 0

FY 2004

$ 0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of October 23, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Azzad Funds

By /s/Bashar Qasem

     Bashar Qasem

     President and Treasurer

Date November 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Bashar Qasem

     Bashar Qasem

     President and Treasurer

Date November 8, 2004